   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 21, 2000



                                                      REGISTRATION NO. 333-77091
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                AMENDMENT NO. 5
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                              -------------------

                     BOMBARDIER RECEIVABLES MASTER TRUST I
                     (ISSUER WITH RESPECT TO CERTIFICATES)
           (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)

              NEW YORK                               6189                              03-0340600
    (STATE OR OTHER JURISDICTION         (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)             IDENTIFICATION NUMBER)

                              -------------------

                   BOMBARDIER CREDIT RECEIVABLES CORPORATION
                   (ORIGINATOR OF THE TRUST DESCRIBED HEREIN)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                               9999                              03-0340600
    (STATE OR OTHER JURISDICTION         (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)             IDENTIFICATION NUMBER)

                                 P.O. BOX 5544
                           BURLINGTON, VERMONT 05402
                                 (802) 655-2824
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                              -------------------

                                 PIERRE LORTIE
                                 P.O. BOX 5544
                           BURLINGTON, VERMONT 05402
                                 (802) 655-2824
  (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                          CODE, OF AGENT FOR SERVICE)
                              -------------------

                                   COPIES TO:


               STEVEN J. MOLITOR, ESQ.                               PAUL WEIFFENBACH, ESQ.
             MORGAN, LEWIS & BOCKIUS LLP                       ORRICK, HERRINGTON & SUTCLIFFE LLP
                   101 PARK AVENUE                                     3050 K STREET, N.W.
              NEW YORK, NEW YORK 10178                               WASHINGTON, D.C. 20007
                   (212) 309-6183                                        (202) 339-8400


                              -------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the registration statement becomes effective.
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is post-effective amendment filed pursuant to Rule 462(d) under that Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                              -------------------


                        CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                                       PROPOSED           PROPOSED
                                                                        MAXIMUM           MAXIMUM       AMOUNT OF
             TITLE OF EACH CLASS OF                 AMOUNT TO BE     OFFERING PRICE      AGGREGATE      REGISTRATION
           SECURITIES TO BE REGISTERED               REGISTERED        PER SHARE*     OFFERING PRICE*       FEE
--------------------------------------------------------------------------------------------------------------------
Asset Backed Certificates.......................  $400,000,000.00        100%         $400,000,000.00   $105,600.00**
=====================================================================================================================


 * Estimated solely for purposes of determining the registration fee pursuant to Rule 457 under the Securities Act of 1933.

** All of which was previously paid.

                              -------------------

    WE HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL WE SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
________________________________________________________________________________

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    Expenses in connection with the offering of the Certificates being registered hereunder, other than underwriting discounts and commissions are estimated as follows:


SEC Registration Fee*.......................................  $105,600**
Printing and Engraving......................................  $ 60,000
Legal Fees and Expenses.....................................  $300,000
Trustee Fees and Expenses...................................  $ 20,000
Rating Agency Fees..........................................  $195,000
Accounting Fees and Expenses................................  $ 60,000
Miscellaneous...............................................  $ 80,000
                                                              --------
    Total...................................................  $820,600
                                                              --------
                                                              --------


---------

*  Actual


** All of which was previously paid.


ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Article VII of the Registrant's Certificate of Incorporation provides for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

    Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits and proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that Delaware corporations may purchase insurance on behalf of any such director, officer, employee or agent.

    Bombardier Inc. has agreed to guarantee the indemnification obligations of the Registrant with respect to each of its independent directors, subject, however, to any conditions, limitations, or defenses which the Registrant itself might have with respect to such indemnified obligations.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

    The Trust has issued two Series of asset backed certificates in transactions exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) of the Securities Act. On May 14, 1996, the Registrant sold by private placement to an institutional investor $100,000,000 initial principal amount of Class A Certificates, Series 1996-1. On December 12, 1997, the Registrant sold by private placement to an institutional investor $50,000,000 initial principal amount of Class A Certificates, Series 1997-2.

ITEM 16. EXHIBITS.


      1.1 -- Form of Underwriting Agreement*
      3.1 -- Certificate of Incorporation of the Registrant*
      3.2 -- Bylaws of the Registrant*
      4.1 -- Pooling and Servicing Agreement*
      4.2 -- Amendment No. 1 to Pooling and Servicing Agreement*
      4.3 -- Amendment No. 2 to Pooling and Servicing Agreement*
      4.4 -- Amendment No. 3 to the Pooling and Servicing Agreement*
      4.5 -- Form of Series 2000-1 Supplement*
      4.6 -- Variable Funding Supplement*
      4.7 -- Amendment No. 1 to Variable Funding Supplement*
      4.8 -- Receivables Purchase Agreement*
      4.9 -- Amendment No. 1 to Receivables Purchase Agreement*
      5.1 -- Opinion of Morgan, Lewis & Bockius LLP as to legality of the Certificates (including consent of such firm)*
      8.1 -- Opinion of Morgan, Lewis & Bockius LLP as to certain U.S.
             tax matters (including consent of such firm)
     23.1 -- Consent of Morgan, Lewis & Bockius LLP (included in
             Exhibit 5.1)*
     23.2 -- Consent of Morgan, Lewis & Bockius LLP (included in
             Exhibit 8.1)
     24.1 -- Power of Attorney (included on Page II-4)*


---------


* Previously filed.


ITEM 17. UNDERTAKINGS.

    A. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to provisions described under Item 14 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    B. The undersigned registrant hereby undertakes that:

        (1) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

        (2) for the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant and Co-Registrant have each duly caused Amendment No. 5 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Colchester, State of Vermont, on the 21st day of September, 2000.


                                          BOMBARDIER CREDIT RECEIVABLES
                                          CORPORATION
                                          By:     /s/ BLAINE H. FILTHAUT
                                             ..................................
                                             NAME: BLAINE H. FILTHAUT
                                             TITLE: TREASURER


                                          BOMBARDIER CREDIT RECEIVABLES
                                          CORPORATION
                                          on behalf of the Trust


                                          By:      /s/ BLAINE H. FILTHAUT
                                             ..................................
                                             NAME: BLAINE H. FILTHAUT
                                             TITLE: TREASURER

    Pursuant to the requirements of the Securities Act of 1933, as amended, Amendment No. 5 to this Registration Statement has been signed by the following persons for Bombardier Credit Receivables Corporation in the capacities indicated, on the 21st day of September, 2000.



                SIGNATURES                                           TITLE
                ----------                                           -----
              PIERRE LORTIE*                President (Principal Executive Officer)
 .........................................
              PIERRE LORTIE

          /s/ BLAINE H. FILTHAUT            Treasurer (Principal Financial and Accounting Officer)
 .........................................
            BLAINE H. FILTHAUT

              PIERRE LORTIE*                Director
 .........................................
              PIERRE LORTIE

             R. WILLIAM CROWE*              Director
 .........................................
             R. WILLIAM CROWE

          /s/ BLAINE H. FILTHAUT            Director
 .........................................
            BLAINE H. FILTHAUT

             ANDREW L. STIDD*               Director
 .........................................
             ANDREW L. STIDD

              KEVIN P. BURNS*               Director
 .........................................
              KEVIN P. BURNS

*By:      /s/ BLAINE H. FILTHAUT
 ........................................
             BLAINE H. FILTHAUT
              Attorney-in-fact



Note: Powers of Attorney appointing Blaine H. Filthaut and Pierre Lortie, and either of them acting singly, were previously filed with the Securities Exchange Commission.

    Pursuant to the requirements of the Securities Act of 1933, as amended, Amendment No. 5 to this Registration Statement has been signed by the following persons for Bombardier Credit Receivables Corporation on behalf of the Trust in the capacities indicated, on the 21st day of September, 2000.



                SIGNATURES                                           TITLE
                ----------                                           -----
              PIERRE LORTIE*                President (Principal Executive Officer)
 .........................................
              PIERRE LORTIE

          /s/ BLAINE H. FILTHAUT            Treasurer (Principal Financial and Accounting Officer)
 .........................................
            BLAINE H. FILTHAUT

              PIERRE LORTIE*                Director
 .........................................
              PIERRE LORTIE

             R. WILLIAM CROWE*              Director
 .........................................
             R. WILLIAM CROWE

          /s/ BLAINE H. FILTHAUT            Director
 .........................................
            BLAINE H. FILTHAUT

             ANDREW L. STIDD*               Director
 .........................................
             ANDREW L. STIDD

              KEVIN P. BURNS*               Director
 .........................................
              KEVIN P. BURNS

*By:      /s/ BLAINE H. FILTHAUT
 ........................................
             BLAINE H. FILTHAUT
              Attorney-in-fact



Note: Powers of Attorney appointing Blaine H. Filthaut and Pierre Lortie, and either of them acting singly, were previously filed with the Securities Exchange Commission.

                              STATEMENT OF DIFFERENCES
                              ------------------------

The registered trademark symbol shall be expressed as...................... 'r'